Net financial income (loss)	6 Months Ended
Jun. 30, 2023
Net Financial Income (Loss) [Abstract]
Net financial income (loss)	Net financial income (loss)

	For the six month period ended June 30,
(in thousands of euros)	2023	2022
Income from cash and cash equivalents	450	6
Foreign exchange gains	370	2,459
Other financial income	—	—
Total financial income	820	2,465
Interest cost	(3,714)	(2,602)
EIB debt catch-up	809	—
IFRS 16 related interests	(103)	(122)
Foreign exchange losses	(537)	(216)
Total financial expenses	(3,545)	(2,940)
Net financial income (loss)	(2,725)	(474)
For the six month period ended June 30, 2023, the €0.5 million income from cash and cash equivalents was related to short-term deposits. The foreign exchange gains realized by the Company amounted to €0.4 million mainly related to the appreciation of the USD on HSBC bank account denominated in U.S. dollars. As of June 30, 2023, the interest cost amounts to €3.7 million, mainly due to interest costs on the EIB loan (see Note 12.1 Conditional advances, bank loan and loan granted by public authorities) which is an addition of EIB fixed and variable rate interests for €3.6 million.

For the six month period ended June 30, 2022, the foreign exchange gains realized by the Company amounted to €2.5 million mainly related to the HSBC bank account denominated in U.S. dollars.

As of June 30, 2022, the interest cost amounts to €2.6 million, mainly due to interest costs on the EIB loan (see Note 12.1 Conditional advances, bank loan and loan granted by public authorities) which is an addition of EIB fixed and variable rate interests for respectively €0.8 million and €1.7 million.

EIB debt catch-up

The P&L catch up impact of €0.8 million is related to the update of the forecasts of debt outflows mostly due to the consideration of the license agreement signed with Janssen signed on July 7, 2023. (See Note 12 Financial Liabilities).